                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 1997







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-19442                  06-1118515
(State or other jurisdiction)         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                    06854
       (Address of principal executive offices)                   (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         The Company's Press Release, dated November 6, 1997, is attached as an Exhibit hereto and incorporated herein by reference.

         As previously reported, the New York State Insurance Department (the "Department") is currently conducting its triennial examination and market conduct examination of the Company's New York HMO and insurance subsidiaries, and in the course of such examinations the Department has investigated claims payment delays by the Company. The Department has also expressed concern over delays in payment of claims by health plans generally and is investigating health plans state-wide.

         In its examination of the Company's New York HMO and insurance subsidiaries, the Department has also investigated various other regulatory issues and, as a result of a preliminary review, has requested that the Company retain an information systems consulting firm to assess claims payment delays and other areas of concern and to report to the Department regarding the scope and progress of projects to be implemented to address these concerns. In addition, at the Department's request, the Company's New York HMO and insurance subsidiaries' financial statements as of September 30, 1997 are being audited by KPMG Peat Marwick LLP. Such audit is expected to be completed by December 3, 1997. The Department has also required the Company to take other remedial measures and to submit a plan of corrective action with respect to areas of alleged regulatory violations identified by the Department. Although the Department has not issued a final report, the Company expects that the Department will seek to impose a fine or other penalty in connection with alleged regulatory violations. There are no specific guidelines for determining the fines or penalties imposed in such cases. While the Company is unable to estimate the amount of any potential fine or penalty, based on prior proceedings of this nature before the Department, the Company does not believe that the results of examination will have a material adverse effect on the Company's financial condition or results of operations.

         Certain statements contained in this report, including statements concerning the impact on the Company of the Department's examinations, are forward-looking statements as defined in the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those discussed. Factors that could cause actual results to differ materially include, but are not limited to, governmental action, the Company's ability to develop processes and systems to support its growing operations and those factors included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 under the caption "Business-Cautionary Statement Regarding Forward-Looking Statements", incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99(a)    Press Release dated November 6, 1997
                  99(b)    Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996 (Commission File No. 0-19442),
                           incorporated herein by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            OXFORD HEALTH PLANS, INC.


Date: November 6, 1997                      By:   /s/  BRENDAN R. SHANAHAN
                                               ---------------------------------
                                                      BRENDAN R. SHANAHAN
                                                 Vice President and Controller

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


Exhibit                                                                               Page
Number                  Description of Document                                      Number
------                  -----------------------                                      ------

  99(a)        Press Release dated November 6, 1997                                     4
  99(b)        Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996 (Commission File No. 0-19442),
               incorporated herein by reference.


                                       3